UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2008

Foot Locker, Inc.
(Exact Name of Registrant as Specified in its Charter)

New York	1-10299	13-3513936
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

112 West 34th Street, New York, New York		10120
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-720-3700

Former Name/Address
(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or By-laws;
Change in Fiscal Year

     (A) At its meeting on November 19, 2008, the Board of Directors of Foot Locker, Inc. (the “Company”) approved amendments to Article I, Section 13 and Article II, Section 2 of the Company’s By-Laws, which amendments are effective immediately. A copy of the By-laws, as amended, is attached hereto as Exhibit 3.1, which in its entirety is incorporated herein by reference. The following is a description of the amendments:

          (1) Article I, Section 13 of the By-Laws has been amended to (i) explicitly provide that this section shall be the exclusive means for shareholders to submit other business before an annual meeting of shareholders (other than nominations for directors, which are discussed in paragraph (2) below, and shareholder proposals properly brought under Rule 14a-8 of the Securities Exchange Act of 1934, as amended); (ii) require disclosure regarding the name and record address of the shareholder proposing such business and the beneficial owner, if any, of the shares of Company’s securities; and (iii) expand the required disclosure regarding the shareholder making such proposal and any beneficial owner to include, among other things, Derivative Instruments and rights to vote any shares of the Company’s securities.

          (2) Article II, Section 2 of the By-Laws has been amended to (i) explicitly provide that only persons who are nominated in accordance with this section shall be eligible for election as directors of the Company at a meeting of shareholders; (ii) expand the required disclosure with regard to proposed nominees for directors submitted by shareholders to include, among other things, the number of shares owned by such person in the Company, the name of each nominee holder of shares, if any, and whether any Derivative Instruments have been entered into by or on behalf of the proposed director nominee; and (iii) expand the required disclosure with regard to the shareholder proposing the nominee for director to include, among other things, any Derivative Instruments and a description of all agreements and arrangements between the shareholder proposing the nominee for director, the beneficial owner, if any, and each proposed nominee pursuant to which the nomination is to be made by such shareholder.

          (3) The By-Laws continue to provide that a shareholder who wishes to submit a proposal under the advance notice by-laws specified in Article 1, Section 13, and Article II, Section 2, must provide notice to the Company not less than 90 days or more than 120 days before the first anniversary of the prior year’s annual meeting date.

      (B) At its meeting on November 19, 2008, the Board of Directors also approved, subject to shareholder approval, an amendment to Article II, Section 1 of the By-Laws, which would set the range of directors at between 7 to 13, a reduction from the current range of 9 to 17, with the exact number within the range to be determined by the entire Board of Directors from time to time. The Company intends to propose this by-law amendment for approval by shareholders at the Company’s 2009 annual meeting of shareholders. Accordingly, no amendment to Article II, Section 1 of the By-Laws is effective until approved by shareholders.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

     3.1      By-laws of Foot Locker, Inc., as amended

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.
(Registrant)

Date: November 24, 2008	By:	/s/ Gary M. Bahler
Senior Vice President, General Counsel
And Secretary